Exhibit 10.18.8

RATIFICATION OF UNLIMITED GUARANTIES

This Ratification of Unlimited Guaranties is signed effective July 15, 2018, by the undersigned guarantors (collectively “Guarantors”) in connection with the renewal of the Revolving Loan made by PLAINSCAPITAL BANK (“Lender”) to MAALT, L.P., a Texas limited partnership. The Revolving Loan is defined in and governed by the Loan Agreement dated June 15, 2014, among MAALT, L.P., a Texas limited partnership, and GHMR OPERATIONS, L.L.C., a Texas limited liability company (collectively “Borrowers”) and Lender, as now or hereafter amended, restated, replaced, supplemented, or otherwise modified, from time to time (collectively the “Loan Agreement”). Capitalized terms not otherwise defined have the meanings assigned in the Loan Agreement.

1.	Ratification.

Each of the Guarantors is legally obligated under an unlimited guaranty dated June 15, 2014, or dated February 11, 2015, executed by each of the respective Guarantors in favor of Lender in connection with the Loans to Borrowers (collectively the “Guaranties”).

By signing below, each of the Guarantors ratifies and confirms their respective Guaranty, acknowledges that their Guaranty is valid, subsisting, and binding upon the respective Guarantors, and agrees that their Guaranty guarantees payment of the Loans (including the Term Loan, Revolving Loan, Second Term Loan, Third Term Loan, and Fourth Term Loan), and the Notes (including the Term Note, Revolving Note, Second Term Note, Third Term Note, and Fourth Term Note).

2.	Notice of Final Agreement.

As of the effective date of this Notice, Borrowers, Guarantors, and Lender have consummated a transaction pursuant to which Lender has agreed to make a loan or loans to Borrowers, to renew and extend an existing loan or loans to Borrowers, and to otherwise extend credit or make financial accommodations to or for the benefit of Borrowers, in an amount up to $2,000,000.00 (collectively, whether one or more, the “Loans”).

In connection with the Loans, Borrowers and Lender and the undersigned Guarantors have executed and delivered and may hereafter execute and deliver certain agreements, instruments, and documents (collectively hereinafter referred to as the “Written Loan Agreement”).

It is the intention of Borrowers, Lender, and Guarantors that this Notice be incorporated by reference into each of the written agreements, instruments, and documents comprising the Written Loan Agreement. Borrowers, Lender, and Guarantors each warrant and represent that the entire agreement made and existing by or among Borrowers, Lender, and Guarantors with respect to the Loan is and shall be contained within the Written Loan Agreement, as amended and supplemented hereby, and that no agreements or promises exist or shall exist by or among Borrowers, Lender, and Guarantors that are not reflected in the Written Loan Agreement.

THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

Effective Date: July 15, 2018.

ACKNOWLEDGED AND AGREED:

GUARANTORS:

DENETZ LOGISTICS, L.L.C., a Texas limited liability company
By:	VPROP Operating, LLC, its sole member
By:	Vista Proppants and Logistics, LLC, its sole member

By:	/s/ Gary Humphreys
Gary Humphreys, Chief Executive Officer & Manager

/s/ Gary Blaine Humphreys
Gary Blaine Humphreys, as co-trustee of the ERIC BLAINE HUMPHREYS TRUST created under Trust Agreement dated December 14, 2012

/s/ Claudia Ann Humphreys
Claudia Ann Humphreys, as co-trustee of the ERIC BLAINE HUMPHREYS TRUST created under Trust Agreement dated December 14, 2012

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/s/ Gary Blaine Humphreys
Gary Blaine Humphreys, as co-trustee of the JAKE ALLEN HUMPHREYS TRUST created under Trust Agreement dated December 14, 2012

/s/ Claudia Ann Humphreys
Claudia Ann Humphreys, as co-trustee of the JAKE ALLEN HUMPHREYS TRUST created under Trust Agreement dated December 14, 2012

FUTURE NEW DEAL, LTD., a Texas limited partnership
By:	Future New Deal II, LLC, Its general partner

By:	/s/ Gary Humphreys
Gary Humphreys, Manager

/s/ Martin W. Robertson
Martin W. Robertson, as co-trustee of the CHRISTOPHER MARTIN ROBERTSON TRUST created under Trust Agreement dated December 18, 2012

/s/ Janet Lynn Robertson
Janet Lynn Robertson, as co-trustee of the CHRISTOPHER MARTIN ROBERTSON TRUST created under Trust Agreement dated December 18, 2012

/s/ Martin W. Robertson
Martin W. Robertson, as co-trustee of the CLAIRE ANN ROBERTSON TRUST created under Trust Agreement dated December 18, 2012

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/s/ Janet Lynn Robertson
Janet Lynn Robertson, as co-trustee of the CLAIRE ANN ROBERTSON TRUST created under Trust Agreement dated December 18, 2012

M & J PARTNERSHIP, LTD., a Texas limited partnership
By:	T.Y.F. Holdings, LLC, Its general partner

By:	/s/ Martin W. Robertson
Martin W. Robertson, Manager

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